SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  June 7, 2004
-----------------------------
(Date of earliest event reported)


              Credit Suisse First Boston Mortgage Securities Corp.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   333-97955                 13-3320910
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      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)



                11 Madison Avenue, New York, New York 10010-3629
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                      Address of Principal Executive Office




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      Registrant's telephone number, including area code: (212) 325-2000

Item 5.     Other Events.

            Attached as Exhibit 99.1 to this Current Report is computational materials (the "Computational Materials") in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2004-C2 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-97955) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

            Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

            Exhibit No.                      Description
         ----------------    -------------------------------------------
                99.1                   Computational Materials

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



                                       CREDIT SUISSE FIRST BOSTON MORTGAGE
                                          SECURITIES CORP.



                                       By:   /s/ Jeffrey Altabef
                                          --------------------------------
                                          Name:  Jeffrey Altabef
                                          Title: Vice President

Date:  June 7, 2004

                                  Exhibit Index
                                  -------------



  Exhibit No.               Description             Paper (P) or Electronic (E)
--------------  ----------------------------------  ---------------------------

      99.1            Computational Materials                  P